                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Thermo Optek Corporation:

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-4.

                                          TONNESON & COMPANY C.P.A.'S P.C.

Wakefield, Massachusetts
November 20, 1996